UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008 (April 21, 2008)

CPG INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	333-134089	20-2779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Corey Street, Scranton, Pennsylvania	18505
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 558-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       On April 21, 2008, Eric K. Jungbluth, Chief Executive Officer of CPG International Inc. (the “Company”), purchased class A and class B-2 limited partnership units in CPG International Holdings LP, our parent company (“Parent”), for $400,000 in the aggregate. The class B-2 units are subject to a right of redemption in favor of Parent following termination of Mr. Jungbluth’s employment. If Mr. Jungbluth is terminated on or before April 7, 2009, Parent is entitled to repurchase all of the class B-2 units held by Mr. Jungbluth for the lower of their cost and fair market value. If Mr. Jungbluth is terminated after April 7, 2009 but on or before April 7, 2010, Parent is entitled to repurchase 75% of the class B-2 units held by Mr. Jungbluth for the lower of their cost and fair market value, and 25% for their fair market value. If Mr. Jungbluth is terminated after April 7, 2010 but on or before April 7, 2011, Parent is entitled to repurchase 50% of the class B-2 units held by Mr. Jungbluth for the lower of their cost and fair market value, and 50% for their fair market value. If Mr. Jungbluth is terminated after April 7, 2011 but on or before April 7, 2012, Parent shall be entitled to repurchase 25% of the class B-2 units held by Mr. Jungbluth for the lower of their cost and fair market value, and 75% for their fair market value. If Mr. Jungbluth is terminated after April 7, 2012, Parent is entitled to repurchase all of the class B-2 units held by Mr. Jungbluth for their fair market value. If at any time Mr. Jungbluth is terminated by the Company for cause, Parent is entitled to repurchase all of the class B-2 units held by Mr. Jungbluth for the lower of their cost and fair market value. The class A units are not subject to a right of redemption.

Forms of the Subscription Agreement for Class A Limited Partnership Interests in Parent and the Executive Subscription Agreement for Class B-2 Limited Partnership Interests in Parent are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are hereby incorporated by reference herein. The descriptions of the material terms of the subscription agreements do not purport to be complete and are qualified in their entirety by reference to such exhibits.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Subscription Agreement for Class A Limited Partnership Interests in CPG International Holdings LP.
10.2	Form of Executive Subscription Agreement and Power of Attorney for Class B-2 Limited Partnership Interests in CPG International Holdings LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPG International Inc.
	By:	/s/ SCOTT HARRISON
Dated: April 23, 2008		Scott Harrison
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

10.1	Form of Subscription Agreement for Class A Limited Partnership Interests in CPG
International Holdings LP.
10.2	Form of Executive Subscription Agreement and Power of Attorney for Class B-2 Limited
Partnership Interests in CPG International Holdings LP.